Exhibit 99.2

SECURITY AGREEMENT

             THIS SECURITY AGREEMENT ("Agreement"), dated June 30, 2007 is made and entered into on the terms and conditions hereinafter set forth, by and between the undersigned TRUSTCASH, LLC, a Delaware limited liability company ("Trustcash"), TRUSTCASH HOLDINGS, INC., a Delaware corporation ("Holdings"), ALTERNATE PAYMENT SYSTEMS, INC., a Delaware corporation ("Sub"; and Trustcash, Holdings and Sub are sometimes hereinafter referred to individually as a "Debtor" and individually and collectively as "Debtors") and LTGTTC, LLC, a Tennessee limited liability company ("Secured Party").

RECITALS:

             WHEREAS, Debtors are party to that certain Purchase Agreement of even date herewith, among Debtors and all of the holders of Membership Interest in Trustcash (as the same may be amended, supplemented, extended or otherwise modified from time to time, the "Purchase Agreement");

             WHEREAS, as partial payment for the purchase price of Secured Party's Membership Interest pursuant to the Purchase Agreement, Holdings has executed that certain Secured Term Promissory Note of even date herewith, in the principal amount of $700,000.00, made and executed by Holdings and payable to the order of Secured Party (as the same may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Note"; except as otherwise defined herein, terms used herein and defined in the Note shall be used herein as so defined), all as more specifically described in the Note and Purchase Agreement;

             WHEREAS, it is a condition precedent to the closing of the Purchase Agreement that Debtors execute and deliver this Agreement to Secured Party.

            NOW, THEREFORE, in consideration of the indebtedness and obligations herein and therein, the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Secured Party and each Debtor agree as follows:

    Definitions and Index of Definitions.

      In addition to terms defined elsewhere herein, the following terms as used in this Agreement shall have the indicated meanings (terms defined in the singular to have the same meaning when used in the plural, and vice versa, unless otherwise expressly indicated):

      "Agreement" has the meaning assigned to such term in the preamble.

      "Collateral" means the properties, assets and rights of Debtors in which a security interest is granted and created pursuant to Section 2.

      "Curable Default" has the meaning assigned to such term in Section 12(a).

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      "Default" means any event, occurrence or state of facts that would constitute an Event of Default, but without regard for whether any requirement for the giving of notice (and, if applicable, an opportunity to cure), the lapse of time, or both, has been satisfied.

      "Default Rate" means the maximum rate of interest from time to time allowed to be charged by applicable law.

      "Event of Default" means a default or an event of default under the Loan Documents or the Purchase Agreement.

      "Guaranty" means that certain Guaranty of even date herewith executed by Trustcash and Sub in favor of Secured Party.

      "Loan Documents" means the Note, the Guaranty, this Agreement and any other instruments or documents, more particularly described therein.

      "Note" has the meaning assigned to such term in the preamble.

      "Obligations" shall mean the indebtednesses, obligations and other liabilities of Debtors owing to Secured Party pursuant to the Note, the other Loan Documents and all other indebtednesses, obligations and liabilities of Debtors owing to Secured Party, whether now existing or hereafter arising, due or not due, absolute or contingent, liquidated or unliquidated, direct or indirect, or express or implied, and including all interest not paid when due and all expenses that Debtors are required to pay or reimburse by the Note, the other Loan Documents by law, or otherwise. Any reference in this Agreement or in the Note to the Obligations shall include all extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any insolvency proceeding.

      "Patents" collectively, all patents, patent applications and patentable inventions material to operation of any Debtor's business as determined in the reasonable business judgment of such Debtor, including, without limitation, each issued patent and patent application identified in Schedule 2 hereto, (2) all inventions and improvements described and claimed therein, (3) the right to sue or otherwise recover for any and all past, present and future infringements or misappropriations thereof, (4) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (5) all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of any Debtor accruing thereunder or pertaining thereto.

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      "Patent License" means all agreements material to the operation of any Debtor's businesses, whether written or oral, providing for the grant by or to any Debtor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 2 hereto.

      "Trademarks" all trademarks, service marks, trade names, corporate names, company names, business names, trade dress, trade styles, logos or other indicia of origin or source identification, trademark and service mark registrations, and applications for trademark or service mark registrations and any new renewals thereof material to operation of any Debtor's business as determined in the reasonable business judgment of such Debtor, including, without limitation, each registration and application identified in Schedule 1 hereto, (2) the right to sue or otherwise recover for any and all past, present and future infringements or misappropriations thereof, (3) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (4) all other rights of any kind whatsoever of any Debtor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above.

      "Trademark License" means any agreement, material to the businesses of any Debtor, written or oral, providing for the grant by or to any Debtor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 1 hereto.

      "UCC" means, as to any jurisdiction at any time, the Uniform Commercial Code in effect in that jurisdiction at such time. If no time is specified, "UCC" shall mean the Uniform Commercial Code as in effect in such jurisdiction(s) from time to time. If no jurisdiction is specified, "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

      Regardless of whether capitalized herein, terms used herein that are defined or otherwise used in the Tennessee UCC have the same meanings herein, unless the context otherwise requires.

    Creation of Security Interest. As security for the Obligations, each Debtor hereby grants to and creates in favor of Secured Party a security interest in the following properties, assets and rights of such Debtor, whether now owned or hereafter acquired or arising, and wherever located:

      accounts,

      chattel paper,

      deposit accounts,

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      documents,

      equipment,

      fixtures,

      general intangibles,

      goods not otherwise described herein with greater particularity,

      instruments,

      inventory,

      investment property,

      letter-of-credit rights,

      money,

      all Patents and Trademarks;

      all Patent Licenses and Trademark Licenses to the extent assignable;

      oil, gas and other minerals, including as-extracted collateral, and all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering any or all of the foregoing, and to the extent not included in the foregoing, all other personal property of such Debtor of any kind or description.

    Authorization to File Financing Statements. Each Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file, in any jurisdiction, financing statements (including any amendments thereto) that cover the Collateral and that (a) indicate the Collateral as all assets of such Debtor or words of similar effect, or as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by the UCC for the sufficiency or filing office acceptance of any initial financing statement or amendment, including (1) whether such Debtor is an organization, the type of organization and any organization identification number issued to such Debtor and, (2) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Debtor agree to furnish any such information to Secured Party promptly upon request.

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    Other Actions Regarding Attachment, Perfection and Priority. Each Debtor hereby covenants and agrees with Secured Party as follows:

      Promissory Notes and Tangible Chattel Paper. If Debtor at any time shall hold or acquire any promissory notes or tangible chattel paper, Debtor shall forthwith endorse, assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party from time to time may specify.

      Deposit Accounts. For each deposit account that Debtor at any time opens or maintains, Debtor shall, at Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to Secured Party, cause the depositary bank to agree to comply at any time with instructions from Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of Debtor. Secured Party agrees with Debtor that Secured Party shall not give any such instructions or withhold any withdrawal rights from Debtor unless an Event of Default has occurred and is continuing. The provisions of this paragraph shall not apply to (i) any deposit account for which Debtor, the depositary bank and Secured Party have entered into a cash collateral agreement specially negotiated among Debtor, the depositary bank and Secured Party for the specific purpose set forth therein and (ii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Debtor's salaried employees.

      Investment Property. If Debtor shall at any time hold or acquire any certificated securities, Debtor shall forthwith endorse, assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in favor of Secured Party or in blank, all as Secured Party from time to time may specify. If any securities now or hereafter acquired by Debtor are uncertificated and are issued to Debtor or its nominee directly by the issuer thereof, Debtor shall immediately notify Secured Party thereof and, at Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to Secured Party, either (1) cause the issuer to agree to comply with instructions from Secured Party as to such securities, without further consent of Debtor or such nominee, or (2) arrange for Secured Party to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by Debtor are held by Debtor or its nominee through a securities intermediary or commodity intermediary, Debtor shall immediately notify Secured Party thereof and, at Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to Secured Party, either (i) cause such securities intermediary or commodity intermediary (as the case may be) to agree to comply with entitlement orders or other instructions from Secured Party to such securities intermediary as to such securities or other investment property, or to apply any value distributed on account of any commodity contract as directed by Secured Party to such commodity intermediary, as applicable, in each case without further consent of Debtor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for Secured Party to become the

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      entitlement holder with respect to such investment property, with Debtor being permitted, only with the consent of Secured Party, to exercise rights to withdraw or otherwise deal with such investment property. Secured Party agrees with Debtor that Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by Debtor, unless an Event of Default has occurred and is continuing.

      Collateral in the Possession of a Third Party. If any goods constituting Collateral at any time are in the possession of a third party, Debtor shall promptly notify Secured Party thereof and, if requested by Secured Party, shall promptly obtain an acknowledgement from such person, in form and substance satisfactory to Secured Party, that such person holds such Collateral for the benefit of Secured Party and shall act upon the instructions of Secured Party, without the further consent of Debtor. Secured Party agrees with Debtor that Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by Debtor with respect to the third party.

      Electronic Chattel Paper and Transferable Records. If Debtor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, Debtor shall promptly notify Secured Party thereof and, at the request of Secured Party, shall take such action as Secured Party may reasonably request to vest in Secured Party control under UCC S.9-105 of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. Secured Party agrees with Debtor that Secured Party will arrange, pursuant to procedures satisfactory to Secured Party and so long as such procedures will not result in Secured Party's loss of control, for Debtor to make alterations to the electronic chattel paper or transferable record permitted under UCC S.9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by Debtor with respect to such electronic chattel paper or transferable record.

      Letter-of-Credit Rights. If Debtor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of Debtor, Debtor shall promptly notify Secured Party thereof and, at the request and option of Secured Party, Debtor shall, pursuant to an agreement in form and substance satisfactory to Secured Party, either (1) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Secured Party of the proceeds of any drawing under the letter of credit or (2) arrange for Secured Party to become the transferee beneficiary of the letter of credit,

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      with Secured Party agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied to the Obligations.

      Commercial Tort Claims. If Debtor at any time shall hold or acquire a commercial tort claim, Debtor shall immediately notify Secured Party in a writing signed by \Debtor of the brief details thereof and grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Secured Party.

      Patents, Trademarks, Etc.

        Debtor represents and warrants that Schedule 2 hereto includes all of its registered Patents and Patent Licenses owned by it in its own name that are material to the businesses of Debtor as of the date hereof. Debtor represents and warrants that Schedule 1 hereto includes all of its registered Trademarks and Trademark Licenses owned by it in its own name as of the date hereof. To Debtor's knowledge, each registered Trademark and issued Patent is valid, unexpired, enforceable and has not been abandoned. Except as set forth in Schedules 1 and 2, none of the Trademarks or Patents is the subject of any licensing or franchise agreement. All licenses of the Trademarks and Patents are in force and, to the best knowledge of Debtor, not in default. No holding, decision or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of any Trademark or Patent. Debtor does not know of any action or proceeding that is pending seeking to limit, cancel or question the validity of any Trademark or Patent or Debtor's ownership thereof.

        Debtor (either itself or through licensees) will (A) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) use reasonable efforts to employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless within thirty (30) days after such use or adoption Debtor gives Secured Party, for its benefit, a reasonable opportunity obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

        Debtor will not, except without the prior written consent of Secured Party, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated

        Debtor will promptly notify Secured Party if Debtor knows that any application relating to any Patent or any Trademark may become abandoned

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        or dedicated, or of any adverse determination or material development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark office or any court or tribunal in any country) regarding Debtor's ownership of any Patent or Trademark.

        Whenever Debtor, either by itself or through any agent, employee, licensee or designee, shall file an application for any Patent or for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, Debtor shall report such filing to Secured Party within fifteen (15) business days after the last day of the fiscal quarter in which such filing occurs. Upon request of Secured Party, Debtor shall execute and deliver any and all reasonably necessary agreements, instruments, documents, and papers as Secured Party may reasonably request to evidence Secured Party's security interest in any newly filed Patent or Trademark and the goodwill and general intangibles of Debtor relating thereto or represented thereby, and Debtor hereby constitutes Secured Party as its attorney-in-fact to execute and file all such writings for the foregoing purpose, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

        Debtor will take all reasonable and necessary steps, including, without limitation, in any proceedings before any tribunal, office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration or Patent) and to maintain each Patent and each registration of Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability when appropriate.

        In the event Debtor knows or has reason to know that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, Debtor shall promptly notify Secured Party after it learns thereof and shall take such actions as Debtor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

      Copyrights, Etc. If Debtor at any time shall hold or acquire any material copyrights or other rights in and to material copyrightable works, Debtor shall immediately notify Secured Party in a writing signed by Debtor of the brief details thereof and execute and deliver to Secured Party for recording in the United States Copyright Office (the "Copyright Office") a memorandum of grant of security interest in the same, identified, where applicable, by title, author or Copyright Office registration number and date, all in form and substance satisfactory to Secured Party. Debtor also will cause such assignment to be recorded or filed in the Copyright Office and in such other public offices as Secured Party shall specify. Neither the execution and delivery of such memorandum nor anything contained therein shall be deemed to prevent or extend

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      the time of attachment or perfection of any security interest in such Collateral created hereby.

      Other Actions as to Any and All Collateral. Debtor further agrees to take any other action reasonably requested by Secured Party to insure the attachment, perfection and first priority of, and the ability of Secured Party to enforce, Secured Party's security interest in any and all of the Collateral, including (i) authorizing, executing (to the extent that Debtor's signature is required), delivering and filing financing statements and amendments relating thereto under the UCC, (ii) causing Secured Party's name to be noted as secured party on any certificate of title for titled goods if such notation is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party's security interest in such Collateral, (iii) complying with any provision of any statute, rule, regulation or treaty of any jurisdiction as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party's security interest in such Collateral, (iv) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to Secured Party and (vi) taking all actions required by any earlier versions of the UCC or by other law, as applicable in any relevant jurisdiction.

    Representations and Warranties. Each Debtor, as applicable, hereby represents and warrants to Secured Party as follows:

      Trustcash is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware. The execution and delivery of this Agreement and the performance and observance of the obligations of Trustcash hereunder are within the power of Trustcash and have been duly authorized by all necessary action on the part of Trustcash properly taken. This Agreement is a legal, valid and binding obligation of Trustcash and is enforceable against Trustcash in accordance with its terms.

      Holdings is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. The execution and delivery of this Agreement and the performance and observance of the obligations of Holdings hereunder are within the power of Holdings and have been duly authorized by all necessary action on the part of Holdings properly taken. This Agreement is a legal, valid and binding obligation of Holdings and is enforceable against Holdings in accordance with its terms.

      Sub is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. The execution and delivery of this Agreement and the performance and observance of the obligations of Sub hereunder are within the power of Sub and have been duly authorized by all necessary action on the part of Sub properly taken. This Agreement is a legal, valid and binding obligation of Sub and is enforceable against Sub in accordance with its terms.

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      Debtor is the owner of or has other rights in the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and the other Loan Documents.

      None of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral.

      None of the Collateral constitutes, or consists of proceeds of, farm products, timber to be cut or as-extracted collateral.

      Debtor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

    Covenants and Agreements. Each Debtor hereby covenants and agrees with Secured Party as follows:

      Debtor will pay, or cause to be paid, to Secured Party the Obligations as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and will promptly perform all of Debtor's obligations under this Agreement, the Purchase Agreement and the other Loan Documents.

      Without providing at least thirty (30) days' prior written notice to Secured Party, Debtor will not change its name, its place of business (or, if it has more than one place of business, its chief executive office), its mailing address or its organizational identification number, if any. If Debtor does not have an organizational identification number and later obtains one, Debtor shall promptly notify Secured Party of such organizational identification number. Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

      The Collateral, to the extent possession thereof is not delivered to Secured Party, will be kept at those locations identified on Schedule 3 and Debtor will not remove the Collateral from such locations without providing at least thirty (30) days' prior written notice to Secured Party.

      Except for the security interest herein granted and encumbrances permitted herein and by the other Loan Documents, Debtor shall each be the owner of or have other rights in the Collateral free from any lien, security interest or other encumbrance, and Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to Secured Party.

      Debtor shall not (i) create, grant or suffer to exist any lien or other encumbrance on or security interest in the Collateral in favor of any person other than Secured Party, (ii) permit any of the Collateral to be levied upon under any legal process, (iii) permit anything to be done that may impair the security intended to be afforded by this Agreement, nor (iv) permit any tangible Collateral to become attached to or commingled with other goods without the prior written consent of Secured Party.

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      Debtor will keep the Collateral in good order and repair, will use reasonable efforts to prevent anything to be done that may materially impair the value of any of the Collateral and will not knowingly use the same in violation of law or any policy of insurance thereon.

      Subject to any applicable limitations provided in the Loan Documents and the Purchase Agreement, Secured Party and its representatives will be permitted to make any examination, inspection, verification or audit of the Collateral that Secured Party deems necessary or proper. All reasonable expenses incurred by Secured Party in making such examination, inspection, verification or audit shall be reimbursed by Debtor upon Secured Party's demand and shall constitute a part of the Obligations until fully reimbursed.

      Debtor will pay (i) promptly when due, all costs of and taxes on the filing of financing statements, continuation statements, termination statements and any other publicly filed documents with respect to the security interests created hereby, (ii) prior to delinquency, all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (iii) upon demand by Secured Party, any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Secured Party in protecting, preserving or enforcing Secured Party's rights under or in respect of this Agreement, any of the Obligations or any of the Collateral, and (iv) upon demand by Secured Party, interest on any amounts due and owing from Debtor to Secured Party hereunder, from the date due until paid, at the Default Rate.

      Debtor will not allow any of the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate except to the extent all actions pursuant to Section 3 and paragraph 4(j) shall have been taken in respect thereof.

      Debtor will continue to operate their respective businesses in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

      Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory in the ordinary course of business and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolete items of equipment in the ordinary course of business consistent with past practices.

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    Insurance. Each Debtor hereby covenants and agrees with Secured Party as follows:

      Debtor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties, liabilities and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that Debtor will not be deemed a co-insurer under applicable insurance laws, regulations and policies, and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as shall be reasonably satisfactory to Secured Party. In addition, all property insurance covering Collateral shall be payable to Secured Party as its interests appear pursuant to a loss payee clause satisfactory to Secured Party. Without limiting the foregoing, Debtor will (i) keep all of its material physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, (A) general public liability insurance against claims for bodily injury, death or property damage occurring, on, in or about the properties of Debtor and (B) business interruption insurance.

      The proceeds of any property insurance in respect of any loss with respect to any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, so long as no Event of Default has occurred and is continuing, be disbursed to Debtor for direct application solely to the repair or replacement of Debtor's property so damaged or destroyed. Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as Secured Party may reasonably prescribe, for direct application by Debtor solely to the repair or replacement of Debtor's property so damaged or destroyed, or Secured Party may apply all or any part of such proceeds to the Obligations.

      Each policy of insurance shall provide for at least thirty (30) days' prior written notice to Secured Party of the cancellation or any material modification of the policy. In the event Debtor fails to provide and maintain insurance as herein provided, Secured Party may, at its option, obtain such insurance and charge the cost thereof to Debtor. Debtor shall furnish Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provisions.

    Performance by and Responsibility of Secured Party.

      Subject to any notice and cure provisions set forth herein, if any Debtor shall default in the payment, performance or observance of any covenant, term or condition of this Agreement or of any contract or agreement included in the Collateral,

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      Secured Party may, at its option and in its sole discretion, pay, perform or observe the same, and all payments made or costs or expenses incurred by Secured Party in connection therewith (including but not limited to reasonable attorney's fees), with interest thereon at the Default Rate, shall be immediately repaid to Secured Party by Debtors and shall constitute a part of the Obligations and be secured hereby until fully repaid. Secured Party shall be the sole judge of the necessity for any such actions and of the amounts to be paid.

      Anything herein to the contrary notwithstanding, Debtors shall remain liable for the performance and observance of all terms and conditions to be observed or performed by Debtors under each contract or agreement included in the Collateral. Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by Secured Party of any payment relating to any of the Collateral, nor shall Secured Party be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to Secured Party or to which Secured Party may be entitled at any time or times.

      Secured Party will hold all items of the Collateral at any time received under this Agreement in accordance with, and subject to, the provisions of this Agreement. It is expressly understood and agreed that the obligations of Secured Party as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and, to the extent not specifically waived hereunder, as required under applicable law. Secured Party's sole duty with respect to the custody, safekeeping and preservation of Collateral in its possession or under its control, under S.9-207 of the UCC or otherwise, shall be to deal with such Collateral in the same manner as Secured Party deals with similar property for its own account. Secured Party shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, regardless of whether Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any actions to preserve rights against any third party with respect to any Collateral.

    Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default has occurred and is continuing, Debtors, at the request of Secured Party, shall notify account debtors and other persons obligated on any of the Collateral of the security interest of Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payments in respect thereof are to be made directly to Secured Party or to any financial institution designated by Secured Party as Secured Party's agent therefor, and Secured Party may itself, if an Event of Default has occurred and is continuing, without notice to or demand upon any Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, Debtors shall hold any

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    proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by Debtors as trustee for Secured Party without commingling the same with other funds of Debtors and shall turn the same over to Secured Party in the identical form received, together with any necessary endorsements or assignments, for deposit in a special bank account maintained with Secured Party over which Secured Party alone has power of withdrawal. In addition, at any time upon request by Secured Party, Debtors will immediately notify all account debtors and other persons obligated in respect of Collateral to direct payments to Secured Party or to a lockbox in accordance with a lockbox service agreement to be entered into between Debtors and Secured Party. The funds in the aforesaid special account and any funds collected by Secured Party under a lockbox service agreement shall be held by Secured Party as additional security for the Obligations. Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by Secured Party to the Obligations, such proceeds to be applied promptly after final payment in cash or other immediately available funds of the items giving rise to them.

    Deposit Accounts, Promissory Notes, Investment Property and General Intangibles.

      If an Event of Default has occurred and is continuing, Secured Party at its option may (a) demand, sue for, collect or make any settlement or compromise that it deems desirable with respect to the Collateral, and (b) transfer to itself or any nominee any promissory notes or investment property constituting Collateral, receive any amounts payable or distributable in respect thereof and hold the same as additional Collateral or apply the same to the Obligations.

      Provided that no Event of Default has occurred and is continuing:

        Debtors shall be entitled to exercise or refrain from exercising the voting rights attributable to any investment property constituting Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement, and

        Secured Party will execute and deliver any proxies or other instruments reasonably requested by a Debtor for the purpose of enabling such Debtor to exercise the voting rights that it is entitled to exercise pursuant to subparagraph 10(b)(1).

                Upon the occurrence and during the continuance of an Event of Default, all rights of Debtors to exercise or refrain from exercising the voting rights attributable to investment property constituting Collateral or any part thereof pursuant to subparagraph 10(b)(1) or otherwise shall cease, and Secured Party and its successors and assigns shall have the sole right to exercise or refrain from exercising such rights. In furtherance of the foregoing, each Debtor hereby makes, constitutes and appoints Secured Party and its officers as the proxies and attorneys-in-fact of and for such Debtor, with full power to exercise or to refrain from exercising any and all voting rights attributable to investment property constituting

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      Collateral upon the occurrence and during the continuance of any such Event of Default. The foregoing appointment and power, being coupled with an interest, are irrevocable until the Obligations have been fully and irreversibly satisfied.

    Power of Attorney.

      Each Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Debtor or in Secured Party's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the intent and purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Debtor, without notice to or assent by such Debtor, to do the following:

        to the extent that Debtor's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without Debtor's signature, or a photocopy of this Agreement in substitution for a financing statement, as Secured Party may deem appropriate and to execute in Debtor's name such financing statements and amendments thereto and continuation statements that may require Debtor's signature; and

        at any time or from time to time upon the occurrence and during the continuance of an Event of Default, and at Debtors' expense, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and do all other acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein, or in order to effect the intent and purposes of this Agreement, all as fully and effectively as Debtor might do, including:

          sending requests for verifications of accounts to customers;

          notifying account debtors and other persons obligated on Collateral to make payments in respect thereof direct to Secured Party, and take control of all proceeds thereof;

          notifying postal authorities to change the address for delivery of Debtor's mail to an address designated by Secured Party;

          receiving, opening and disposing of mail addressed to Debtor;

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          endorsing Debtor's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Secured Party's possession;

          signing Debtor's name on any invoice or bill of lading relating to any account, on drafts against customers, on schedules of assignments of accounts, on verification of accounts and notices to customers and on notices of assignment, applications for noting of liens on certificates of title and other public records or documents of any kind as necessary or desirable to insure perfection or enforceability of Secured Party's security interests in Collateral;

          filing and prosecuting registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes;

          upon written notice to Debtor, exercising voting rights with respect to voting securities, which rights may be exercised, if Secured Party so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities; and

          executing, delivering and recording, in connection with any sale or other disposition of any Collateral, endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral.

      To the extent permitted by law, each Debtor hereby ratifies all that said attorneys lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until the Obligations have been fully and finally satisfied.

      The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtors for any act or failure to act, except for Secured Party's own gross negligence or willful misconduct.

    Default and Remedies.
      This Agreement shall be in default upon occurrence and during the continuance of an Event of Default; provided, however, with respect to any Event of Default that is capable of being cured and does not already provide its own cure procedure (a "Curable Default"), the occurrence of such Curable Default shall not constitute an Event of Default hereunder if such Curable Default is fully cured or corrected within ten (10) days (three (3) days, if such Curable Default may be cured by

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      payment of a sum of money) of notice thereof to Debtors; provided, further, that any subsequent Default of the same type or manner (other than a Defaut for payment of a sum of money) in any period of twelve (12) consecutive months shall constitute an Event of Default without the necessity for any notice or opportunity to cure.

      Upon the occurrence and during the continuance of an Event of Default, Secured Party may proceed to:

        take possession of the Collateral, and for that purpose Secured Party may, so far as Debtors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom, collect and receive any and all amounts payable or distributable in respect of the Collateral and hold the same as additional Collateral or apply the same to the Obligations,

        render equipment constituting Collateral unusable,

        dispose of all or any part of the Collateral by public or private sale, in such manner and order as Secured Party shall determine, subject to and in accordance with applicable requirements of the UCC or other applicable law, and exercise any and all other rights, powers, privileges, options and remedies provided by the UCC or other applicable law, as well as all other rights and remedies possessed by Secured Party pursuant to the Loan Documents or the Purchase Agreement.

      Upon the occurrence and during the continuance of an Event of Default and upon demand by Secured Party, Debtors shall assemble the Collateral and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to Secured Party and Debtors.

      Any notice of sale, lease or other intended disposition of the Collateral by Secured Party sent to Debtors at the address hereinafter set forth, or at such other address of Debtors as may be shown on Secured Party's records, at least ten (10) days prior to such action, shall constitute reasonable notice to Debtors.

      Subject to any applicable provisions of the UCC, the Purchase Agreement, and the other Loan Documents, the proceeds of the exercise of Secured Party's remedies hereunder shall be applied to the Obligations in such order of priority as Secured Party shall determine.

      Secured Party may waive any Default or Event of Default before or after the same has been declared without impairing its right to declare a subsequent Default or Event of Default hereunder, this right being a continuing one. Secured Party shall not be deemed to have waived any of its rights upon or under any of the Obligations or

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      Collateral unless such waiver shall be in a record authenticated by a duly authorized representative of Secured Party.

      No right, power or remedy conferred upon or reserved to Secured Party by this Agreement, any of the other Loan Documents or the Purchase Agreement is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, under any of the Loan Documents or now or hereafter existing at law, in equity or by statute. No delay or omission by Secured Party to exercise any right, power or remedy accruing upon the occurrence of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Agreement, the Purchase Agreement and any of the Loan Documents or to Secured Party may be exercised from time to time and as often as may be deemed expedient by Secured Party.

      Secured Party shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral or any similar law that might cause delay in or impede the enforcement of Secured Party's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Debtor hereby irrevocably waives the benefits of all such laws.

    Standards Relating to Exercise of Remedies.

      To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtors acknowledge and agree that it is not commercially unreasonable for Secured Party (1) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (2) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (3) to fail to exercise collection remedies against account debtors or other persons obligated in respect of Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (4) to exercise collection remedies against account debtors and other persons obligated in respect of Collateral directly or through the use of collection agencies and other collection specialists, (5) to advertise dispositions of Collateral through publications or media of general circulation,

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      regardless of whether the Collateral is of a specialized nature, (6) to contact other persons, regardless of whether in the same business as Debtors, for expressions of interest in acquiring all or any portion of the Collateral, (7) to hire one or more professional auctioneers to assist in the disposition of Collateral, regardless of whether such Collateral is of a specialized nature, (8) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (9) to dispose of assets in wholesale rather than retail markets, (10) to disclaim disposition warranties, (11) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (12) to the extent deemed appropriate by Secured Party, to obtain the services of brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral.

      Debtors recognize that, by reason of certain prohibitions and limitations provided in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, Secured Party may be required, in certain instances regarding a sale of Collateral constituting investment property, instruments, accounts or general intangibles, to limit purchasers to those who agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Debtors acknowledge that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, Debtors agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of such Collateral for the period of time necessary to permit the issuer thereof to register such sale under the Securities Act or under applicable state securities laws, even if Debtors would agree to do so.

      Debtors acknowledge that the purpose of this Section 13 is to provide non-exhaustive indications of actions or omissions by Secured Party that would not be commercially unreasonable in Secured Party's exercise of remedies with respect to the Collateral, and that other actions or omissions by Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 13. Without limitation upon the foregoing, nothing contained in this Section 13 shall be construed to grant any rights to Debtors or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 13.

    Termination Statements. So long as any of the Obligations are outstanding or there is any outstanding commitment of Secured Party to make an advance, incur an obligation or otherwise give value, Secured Party shall have no obligation to release any of the Collateral or to send or record a termination statement with respect to any financing statement filed to perfect Secured Party's security interest(s) in any of the Collateral. Furthermore, Debtors agree that

19

    notwithstanding the full satisfaction of the Obligations and the termination of any outstanding commitment of Secured Party to make an advance, incur an obligation or otherwise give value, Secured Party shall not be required to send Debtors a termination statement with respect to any financing statement filed to perfect Secured Party's security interest(s) in any of the Collateral unless and until Debtors shall have made an authenticated demand therefor. Upon receipt of proper authenticated demand, Secured Party may at its option, in lieu of sending a termination statement to Debtors, cause said termination statement to be filed with the appropriate filing officer(s), and will notify any Debtor within a reasonable period of time after taking such action.

    Debtors' Obligations Absolute, Etc. The obligations of each Debtor under this Agreement shall be absolute and unconditional in accordance with the terms hereof and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of this Agreement, the Purchase Agreement, any of the other Loan Documents or any other instrument or agreement referred to therein; (b) any lack of validity or enforceability of this Agreement, the Purchase Agreement, any of the other Loan Documents or any other documents, instruments or agreement referred to therein; (c) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (d) any furnishing of any additional security to Secured Party or any acceptance thereof or any release of any security by Secured Party; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Debtor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, regardless of whether such Debtor shall have notice or knowledge of any of the foregoing; (f) any exchange, release or non-perfection of any security interest in any other collateral, or any release or amendment or waiver of or consent to departure from any guarantee or security, for all or any of the Obligations; or (g) any other circumstance that otherwise might constitute a defense available to, or a discharge of any Debtor. Each Debtor agrees with Secured Party that each of the obligations and liabilities of such Debtor to Secured Party under this Agreement may be enforced against such Debtor without the necessity of joining any other Person as a party.

    Notices. Any notices permitted or required to be made hereunder shall be made in writing, signed by the party giving such notice and shall be delivered personally, telecopied (with evidence of successful transmission) or sent by certified mail or nationally recognized courier service (such as Federal Express) to the party at the address set forth below or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery, telecopy or the date of mailing (or delivery to such courier service) as the case may be shall be the date of such notice. For purposes of this Agreement:

    The address of Debtors is:

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    Trustcash, LLC
    Trustcash Holdings, Inc.
    Alternate Payment Systems, Inc.
    400 Park Avenue, Suite 1420
    New York, NY 10022
    Attn: Gregory Moss
    Facsimile No. (212) ___-_____

    The address of Secured Party is:

    LTGTTC, LLC
    Suite 2700 AmSouth Center
    Nashville, TN 37238
    Attn.: Accounting
    Facsimile No.: (615) 742-2745

    Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed according to the laws of the State of Tennessee. Each Debtor agrees that any suit for the enforcement of this Agreement may be brought in the courts of Tennessee or any federal court sitting therein, and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon Debtors by mail at the address specified herein. Each Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

    Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable with respect to any person or circumstance or in any jurisdiction shall, as to such person, circumstance or jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision with respect to other persons or circumstances or in any other jurisdiction.

    Counterparts. This Agreement may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Agreement may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to

21

    which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

    Joint and Several. In the event that Debtor consists of more than one person or entity, the obligations of Debtors hereunder shall be joint and several, and all references herein to "Debtor" shall refer to each of said persons or entities jointly and severally. Without the prior written consent of Debtor, this Agreement shall not be assignable by Secured Party.

    Miscellaneous.

      This Agreement binds and inures to the benefit of the parties and their respective successors, successors-in-title and assigns, as applicable.

      Neither this Agreement nor any provision hereof may be altered, amended, modified or changed orally, but may be so altered, amended, modified or changed only by an instrument in writing signed by the party against whom enforcement of such alteration, amendment, modification or change is sought.

      The headings in this Agreement and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

      Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all past, present or future amendments, restatements, modifications, supplements, extensions, renewals or replacements thereof, as the context may require.

      All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Agreement unless otherwise specified. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

      When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

      Any reference herein to any law shall be a reference to such law as in effect from time to time and shall include any rules and regulations promulgated or published thereunder and published interpretations thereof.

[Signatures Begin Next Page]
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IN WITNESS WHEREOF, Debtors and Secured Party have caused this Agreement to be executed by their respective duly authorized officers or other duly authorized representatives as of the day and year first above written.

DEBTORS:                                                                    TRUSTCASH, LLC,
                                                                                        a Delaware limited liability company

                                                                                        By: ________________________________
                                                                                        Name: Gregory Moss
                                                                                        Title: President

                                                                                        TRUSTCASH HOLDINGS, INC.,
                                                                                        a Delaware corporation

                                                                                        By:  ________________________________
                                                                                        Name: Gregory Moss
                                                                                        Title: President

                                                                                         ALTERNATE PAYMENT SYSTEMS, INC.,
                                                                                         a Delaware corporation

                                                                                         By: ________________________________
                                                                                         Name: Gregory Moss
                                                                                         Title: President

SECURED PARTY:                                                       LTGTTC, LLC,
                                                                                         a Tennessee limited liability company

                                                                                         By: ________________________________
                                                                                         Name: ______________________________
                                                                                         Title: _______________________________

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STATE OF NEW YORK        )
                                                )  ss
COUNTY OF NEW YORK   )

            Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared GREGORY MOSS, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the President of TRUSTCASH, LLC, the within named bargainor, a limited liability company, and that he as such President, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as such President.

WITNESS my hand, at office in _________________________, this ________ day of ___________, 2007.

                                                                                                                                          __________________________
                                                                                                                                          Notary Public

My Commission Expires:

STATE OF NEW YORK       )
                                               )   ss
COUNTY OF NEW YORK  )

            Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared GREGORY MOSS, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the President of TRUSTCASH HOLDINGS, INC., the within named bargainor, a corporation, and that he as such President, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such President.

WITNESS my hand, at office in _________________________, this ________ day of ___________, 2007.

                                                                                                                                         ________________________
                                                                                                                                         Notary Public

My Commission Expires:

24

STATE OF NEW YORK        )
                                                ) ss
COUNTY OF NEW YORK   )

           Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared GREGORY MOSS, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the President of ALTERNATE PAYMENT SYSTEMS, INC., the within named bargainor, a corporation, and that he as such President, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such President.

WITNESS my hand, at office in _________________________, this ________ day of ___________, 2007.

                                                                                                                                          __________________________
                                                                                                                                          Notary Public

My Commission Expires:

STATE OF ____________________  )
                                                             )
COUNTY OF __________________ )

         Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared ___________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the _____________________ of LTGTTC, LLC, the within named bargainor, a limited liability company, and that he as such ______________, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as such __________.

WITNESS my hand, at office in _________________________, this ________ day of ___________, 2007.

                                                                                                                                         __________________________
                                                                                                                                         Notary Public

My Commission Expires:

25

Schedule 1

Trademarks and Trademark Licenses

Owner	Trademark	Reg. No. / Serial No.	Reg. Date / Filing Date
Trustcash, LLC	TRUSTCASH	77/022,619	October 17, 2006

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Schedule 2

Patents and Patent Licenses
Owner	Patent	Patent No. / App. No.	Patent Date / Reg. Date
Trustcash, LLC	System and Method for Anonymous Payments with Age Verification	60/796,780	04/25/06

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Schedule 3

Collateral Locations

400 Park Avenue, Suite 1420
New York, NY 10022 S.

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